Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: May 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document      Explanation
Required Documents                                                         Form No.               Attached       Attached
---------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)          Yes
     Copies of bank statements                                                                    N/A
     Cash disbursements journals                                                                  Yes
Statement of Operations                                                    MOR-2                  Yes
Balance Sheet                                                              MOR-3                  Yes
Status of Postpetition Taxes                                               MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                   N/A
     Copies of tax returns filed during reporting period                                          N/A
Summary of Unpaid Postpetition Debts                                       MOR-4                  Yes
     Listing of aged accounts payable                                                             Yes
Accounts Receivable Reconciliation and Aging                               MOR-5                  Yes
Debtor Questionnaire                                                       MOR-5                  Yes
---------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                       June 21, 2004
------------------------------------------              -----------------------
Signature of Debtor                                     Date


/s/ Alan L. Hunte                                       June 21, 2004
------------------------------------------              -----------------------
Signature of Joint Debtor                               Date


/s/ Alan L. Hunte                                       June 21, 2004
------------------------------------------              -----------------------
Signature of Authorized Individual*                     Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re: Trenwick America Corporation              Case No.         03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period May 2004

                                                              Bank Accounts
                                        Operating                Payroll                     Tax               Other
                                      ---------------------------------------------------------------------------------
     Cash - Beg of Month               1,838,494.61              35,331.89                     NA                    --
                                      ---------------------------------------------------------------------------------

          Receipts:
          Cash Sales                             --                     --                     --                    --
        Accounts Rec                             --                     --                     --                    --
       Loans & Advances                          --                     --                     --                    --
        Sale of Assets                           --                     --                     --                    --
        Deposit/WT IN                     25,619.97                     --                     --                    --
            Other                            640.39                     --                     --                    --
Fund Transfer(Vista MM Purch)                    --                     --                     --                    --
     Transfers (Interco)               1,204,497.61             747,236.61                     --                    --
                                      ---------------------------------------------------------------------------------

        Total Receipts                 1,230,757.97             747,236.61                     --                    --
                                      ---------------------------------------------------------------------------------

        Disbursements:
         Net Payroll                             --            (469,141.32)                    --                    --
        Payroll Taxes                            --            (278,095.29)                    --                    --
   Sales, Use, & Other Tax                       --                     --                     --                    --
     Inventory Purchases                         --                     --                     --                    --
    Secured Rental/Leases               (157,520.51)                    --                     --                    --
          Insurance                              --                     --                     --                    --
        Administrative                  (533,054.57)                    --                     --                    --
           Selling                               --                     --                     --                    --
            Other                            (14.25)                    --                     --                    --
        Transfers (PR)                  (747,236.61)                    --                     --                    --
      Professional Fees                 (250,835.89)                    --                     --                    --
         Court Costs                             --                     --                     --                    --
                                      ---------------------------------------------------------------------------------

     Total Disbursements               (1,688,661.83)          (747,236.61)                    --                    --
                                      ---------------------------------------------------------------------------------

        Net Cash Flow                   (457,903.86)                    --                     --                    --
                                      ---------------------------------------------------------------------------------

      Cash: End of Month               1,380,590.75              35,331.89                     --                    --
                                      =================================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
Reporting Period: May 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $ 1,380,590.75

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $    35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended May 31, 2004

         Wire Date             Amount              Vendor Name
2004-05-04                   87,479.78  New York Life Benefit Services Co.
2004-05-28                   88,386.84  New York Life Benefit Services Co.
2004-05-03                    2,422.53  Flexible Spending
2004-05-13                    2,422.53  Flexible Spending
2004-05-26                    2,502.53  Flexible Spending

Wire transfer total         183,214.21
                         -------------

        Check Number           Amount              Vendor Name
-----------------------   ------------  ---------------------------------------
108477                           35.00  Brennan,John
108478                          960.00  Brunell,Paula
108479                          107.55  Duarte,Deborah
108480                        3,763.81  Marty Becker
108482                          444.25  BMC Solutions, Inc.
108483                          678.40  Blondie's Treehouse, Inc
108484                           28.95  CDW Direct, LLC
108485                          286.23  Ceridian Employer Services
108486                      250,835.89  Dewey Ballantine
108487                      157,520.51  Equity Office Properties, L.L.C.
108488                          170.43  Federal Express Corporation
108489                          150.00  Federal Reserve Bank of Cleveland
108490                          343.43  Floral Expressions
108491                          238.00  IASA
108492                       42,622.00  Informatica Corporation
108493                        4,939.77  Kelly Services, Inc.
108494                          400.00  Liz Sue Bagels
108495                        4,110.70  MBSII.net
108496                          300.00  Propark, Inc.
108497                        1,846.20  Staples Business Advantage
108498                        1,397.07  Damaris Rosado
108501                        1,611.98  Kiernan,Kenneth F.
108502                        2,115.84  Louis Direnzo
108503                        1,373.51  Mary Burns
108505                        1,265.20  Mary Fortado
108506                        1,883.46  Timothy Graham
108508                          757.94  AT&T
108509                           40.22  Advanced Modern Locksmithing
108510                       30,015.00  Ashby & Geddes
108511                        1,355.00  Booke Seminars
108512                        3,307.99  CDW Direct, LLC
108513                          654.82  CPT Group Inc
108514                          177.66  Ceridian Employer Services
108515                          900.00  Cognet Communications, Inc.
108516                          268.50  Connecticut Corporate Caterers,LLC
108517                        2,783.62  Crystal Rock Water Company
108518                       34,214.40  Dr. Ben S. Branch
108519                          386.72  Federal Express Corporation

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108520                        1,064.13  Glowpoint
108521                        2,211.80  Iron Mountain
108522                          728.00  Joyce Van Lines, Inc.
108523                           43.89  MCI
108524                          299.25  MCI
108525                          195.00  Mail Delivery Service of Stamford, LLC
108526                        1,580.39  Nextel
108527                           54.80  Skytel
108528                        5,296.00  Sungard Availability Services Inc.
108529                        6,169.16  Trevaskis & Associates Inc.
108530                          338.00  Bronx SCU
108531                          904.00  Hammond,Noreen A.
108532                        2,045.20  Hunte,Alan L.
108534                           53.42  Richard Pikikero
108535                          708.80  AT&T
108536                          985.00  Advanced Solutions, Inc.
108537                           44.97  Bull's Head Printers
108538                       16,183.72  CYPRESS COMMUNICATIONS
108539                          344.19  Ceridian Employer Services
108540                           59.21  Computer Book Direct
108541                          210.06  Delaware Secretary of State-V#51-6000279
108542                          302.58  Federal Express Corporation
108543                        1,893.75  Lexis/Nexis
108544                        4,444.00  MBSII.net
108545                        1,431.75  MCI
108546                          677.60  Motient
108547                        2,930.00  New York Life Benefit Services Co.
108548                        3,327.47  Pitney Bowes
108549                       11,934.16  RIA Group
108550                          404.79  Staples Business Advantage
108551                        2,644.52  Temco Service Industries, Inc.
108552                        1,370.00  University of Phoenix
108553                        1,199.53  Daniel A. Mintz
108554                        1,561.23  Louis Direnzo
108555                        1,917.97  Mary Fortado
108557                        1,041.68  Roger Feffer
108558                           45.84  Sakyi,Caesar
108559                        4,972.84  Tyler Jr.,Stanlee C.
108560                       79,007.79  Anthem BCBSCT
108561                        1,012.39  BMW Financial Services
108562                          948.70  Business Invirons
108563                        2,296.50  CDW Direct, LLC
108564                          199.50  COGENT COMMUNICATIONS, INC
108565                        2,248.12  CPT Group Inc
108566                          316.67  Club Sandwich of Stamford
108567                           46.52  Connecticut Telephone
108568                        8,322.60  Delta Dental
108569                          367.77  Federal Express Corporation
108570                          200.00  Federal Reserve Bank of Cleveland
108571                          706.60  Harold Horwich
108572                          366.00  Joann McNiff
108574                        1,191.97  Michael J. D'Angelico

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108575                        4,639.62  Michael Sharman
108576                        3,776.89  Morris Weiss
108577                          930.00  Naic
108578                          149.00  Penton Techonology Media
108579                          205.30  Staples Business Advantage
108580                        2,329.60  Susan Zicarelli
108581                        3,900.00  Trevaskis & Associates Inc.
108582                        4,117.99  Unum Life Insurance Company of America
108583                        3,894.01  Unum Life Insurance Company of America
108584                          772.76  Daniels,Gary
108585                           10.64  MCI
108586                          331.07  John Margres

Checks total                758,196.76
                         -------------

Total May disbursements     941,410.97
                         =============

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     Trenwick America Corporation                             03-12635 (MFW)
-------------------------------------                         ------------------
                Debtor                                        May 2004
                                                              ------------------

                             Statement of Operations
                               (Income Statement)

-----------------------------------------------------------------------------------------------
                                                          Month Ended             Cumulative
REVENUES                                                    May 2004            Filing to Date
-----------------------------------------------------------------------------------------------
Gross Revenues                                           $         130           $     241,159
-----------------------------------------------------------------------------------------------
Less: Returns and Allowances                                        --                      --
-----------------------------------------------------------------------------------------------
Net Revenue                                              $         130           $     241,159
-----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------
Beginning Inventory                                                 --                      --
-----------------------------------------------------------------------------------------------
Add: Purchases                                                      --                      --
-----------------------------------------------------------------------------------------------
Add:Cost of Labor                                                   --                      --
-----------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                --                      --
-----------------------------------------------------------------------------------------------
Less: Ending Inventory                                              --                      --
-----------------------------------------------------------------------------------------------
Cost of Goods Sold                                                  --                      --
-----------------------------------------------------------------------------------------------
Gross Profit                                                       130                 241,159
-----------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
Advertising                                                         --                      --
-----------------------------------------------------------------------------------------------
Auto and Truck Expense                                               9                     175
-----------------------------------------------------------------------------------------------
Bad Debts                                                           --                      --
-----------------------------------------------------------------------------------------------
Contributions                                                       --                  (2,500)
-----------------------------------------------------------------------------------------------
Employee Benefits Programs                                       7,422                  32,170
-----------------------------------------------------------------------------------------------
Insider compensation*                                           34,018                 698,515
-----------------------------------------------------------------------------------------------
Insurance                                                        1,364                  14,745
-----------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                    (102,512)               (680,397)
-----------------------------------------------------------------------------------------------
Office Expense                                                   4,789                  39,922
-----------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                  (5,122)                 35,000
-----------------------------------------------------------------------------------------------
Repairs and Maintenance                                            175                   2,583
-----------------------------------------------------------------------------------------------
Rent and Lease Expense                                          70,158                 468,407
-----------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                       40,162                 315,201
-----------------------------------------------------------------------------------------------
Supplies                                                         8,236                  58,208
-----------------------------------------------------------------------------------------------
Taxes-Payroll                                                    1,847                 231,255
-----------------------------------------------------------------------------------------------
Taxes-Real Estate                                                  316                   1,580
-----------------------------------------------------------------------------------------------
Taxes-Other                                                        930                  10,661
-----------------------------------------------------------------------------------------------
Travel and Entertainment                                           606                   2,199
-----------------------------------------------------------------------------------------------
Utilities                                                          149                   1,536
-----------------------------------------------------------------------------------------------
Other (attach schedule)                                        (36,044)              5,253,585
-----------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                    26,502               6,482,844
-----------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                              5,497                 268,450
-----------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expense                (31,870)             (6,510,136)
-----------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------------------------
Other Income (attach schedule)                                 192,804             (45,215,355)
-----------------------------------------------------------------------------------------------
Interest Expense                                                    --                      --
-----------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                     --                      --
-----------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                  160,934             (51,725,491)
-----------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------------------------
Professional Fees                                                   --                      --
-----------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                         --                      --
-----------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-----------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                       3,237                  41,948
-----------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                   --                      --
-----------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)              1,286,933               5,156,108
-----------------------------------------------------------------------------------------------
Total Reorganization Expenses                               (1,283,696)             (5,114,160)
-----------------------------------------------------------------------------------------------
Income Taxes                                                        --                 (72,636)
-----------------------------------------------------------------------------------------------
Net Profit (Loss)                                        $  (1,122,762)          $ (56,767,015)
-----------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     Trenwick America Corporation                             03-12635 (MFW)
-------------------------------------                         ------------------
                Debtor                                        May 2004
                                                              ------------------

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------------
                                                   Month Ended              Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       May 2004              Filing to Date
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Other Costs

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Recruiting & Relocation                                  (1,891)                  2,883
----------------------------------------------------------------------------------------
Legal Fees                                                1,894                  10,545
----------------------------------------------------------------------------------------
Audit Fees                                               18,556                  10,580
----------------------------------------------------------------------------------------
Accounting & Tax Fees                                   (57,500)                 66,654
----------------------------------------------------------------------------------------
Other Fees                                                   --               5,119,513
----------------------------------------------------------------------------------------
Data Processing                                           1,630                  36,897
----------------------------------------------------------------------------------------
Seminars & Continuing Education                           1,029                   3,657
----------------------------------------------------------------------------------------
Dues & Subscriptions                                        238                   2,857
----------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                  $     (36,044)          $   5,253,585
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                           192,804             (45,215,355)
----------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                $     192,804           $ (45,215,355)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Bankruptcy Related Fees                               1,286,933               5,156,108
----------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES               $   1,286,933           $   5,156,108
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
---------------------------------------                           --------------
               Debtor                           Reporting Period: May 2004
                                                                  --------------

                        BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
                           ASSETS                                        CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                  5,341,351               4,532,566
--------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --                      --
--------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                         51,837,651              48,745,299
--------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
--------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                     210,485                 503,054
--------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 1,000                  10,000
--------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                               340,703                 327,755
--------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $  57,731,190           $  54,118,674
--------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
--------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
--------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                          17,641,931              20,723,654
--------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                             3,485,693               3,485,693
--------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                    (16,515,569)            (15,433,035)
--------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $   4,612,055           $   8,776,312
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                    49,057                 266,900
--------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   191,150,651             249,660,381
--------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 191,199,708           $ 249,927,281
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 253,542,954           $ 312,822,267
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                   BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         750                      --
--------------------------------------------------------------------------------------------------------------------
Taxes Payable (Refer to Form MOR-4)                                                   36,250                      --
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                         72,114                      --
--------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                    925,824                      --
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                   6,973,014                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $   8,007,952           $          --
--------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
--------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   288,537,284             289,648,446
--------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 288,537,284           $ 289,648,446
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                296,545,237             289,648,446
--------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                            100                     100
--------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       266,985,085             266,985,085
--------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (246,858,372)           (246,858,372)
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (56,767,015)                     --
--------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (6,362,081)              3,047,008
--------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
--------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (43,002,283)          $  23,173,821
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 253,542,954           $ 312,822,267
====================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have - - an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.


     Trenwick America Corporation                        Case No. 03-12635 (MFW)
---------------------------------------                           --------------
               Debtor                           Reporting Period: May 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF            BOOK VALUE ON
           ASSETS                            CURRENT REPORTING MONTH           PETITION DATE
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------------
Accrued Investment Income                                340,703                      327,755
---------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                         $     340,703                $     327,755
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------
Deferred Taxes Receivable                              1,308,827                    1,198,532
---------------------------------------------------------------------------------------------
Investment in Subsidiaries                           189,839,003                  244,859,636
---------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                 2,821                    3,602,213
---------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 $ 191,150,651                $ 249,660,381
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH           PETITION DATE
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------------
Accounts Payable                                          64,843                       42,517
---------------------------------------------------------------------------------------------
Accrued Expenses                                         150,715                    1,290,790
---------------------------------------------------------------------------------------------
Interest Payable                                      12,728,025                   12,728,025
---------------------------------------------------------------------------------------------
Taxes Payable                                          2,602,010                    2,601,759
---------------------------------------------------------------------------------------------
Due to Affiliates                                     82,787,757                   82,787,757
---------------------------------------------------------------------------------------------
Indebtedness                                         190,203,934                  190,197,598
---------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)               $ 288,537,284                $ 289,648,446
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------
Accrued Expenses                                       2,610,084                           --
---------------------------------------------------------------------------------------------
Severance Payable                                          2,104                           --
---------------------------------------------------------------------------------------------
Bonuses Payable                                        1,371,750                           --
---------------------------------------------------------------------------------------------
Taxes Payable                                          2,400,441                           --
---------------------------------------------------------------------------------------------
Due to Affiliates                                        588,636                           --
---------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES               $   6,973,014                $          --
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------------
Equity in Subsidiary                                  (6,362,081)                   3,047,008
---------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                   $  (6,362,081)               $   3,047,008
---------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
       ------------------------------                             --------------
                 Debtor                         Reporting period: May 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                              Beginning       Amount
                                                 Tax        Withheld or                                   Check. No      Ending Tax
                                              Liability       Accrued   Amount Paid       Date Paid        or EFT         Liability
===================================================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                          --       142,898       142,898       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                        --        47,270        47,270       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                        --        47,270        47,270       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --            67            67       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Income                                               --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                               --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                --       237,505       237,505                                            --
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                          --        38,949        38,949       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                                --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                               --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --         1,641         1,641       5/13, 5/27            EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                                    29,000         7,250            --                                        36,250
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                                    --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                               --            --            --                                            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                          29,000        47,840        40,590                                        36,250
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                      29,000       285,345       278,095                              --        36,250
-----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                ===================================================================================
                                                Current        0-30          31-60            61-90        Over 90       Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     --            --           750               --             --           750
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                    72,114            --            --               --             --        72,114
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                    36,250                                                                    36,250
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                        --
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                    --            --            --           57,356        868,468       925,824
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                              --            --            --               --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                        108,364            --           750           57,356        868,468     1,034,938
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation
As of May 31, 2004

             Vendor                     Invoice Date          Services             Invoice Number              Amount
             ------                     ------------          --------             --------------              ------
         Ashby & Geddes                   2/4/2004        December expenses         ASH423-02000               4,239.80
          Ernst & Young                  2/27/2004        November expenses         ERN327-02000              32,749.00
          Ernst & Young                  2/27/2004        November expenses         ERN811-02000               8,112.00
         Ashby & Geddes                  3/18/2004        January expenses          ASH307-02000               3,076.60
        Dewey Ballantine                 3/18/2004        December expenses         DEW466-02000              46,689.20
         Ashby & Geddes                  4/15/2004        February expenses         ASH392-02000               3,923.40
           Ben Branch                    4/15/2004        February expenses         BEN221-02000               2,217.60
        Dewey Ballantine                 4/15/2004        January expenses          DEW591-02000              59,137.30
           Ben Branch                    4/15/2004        December expenses         BEN237-02000               2,376.00
           Ben Branch                    4/15/2004        January expenses          BEN396-02000               3,960.00
Young, Conaway Stargatt & Taylor         4/22/2004        February expenses         YOU106-02000              10,660.90
Young, Conaway Stargatt & Taylor         4/22/2004        December expenses         YOU577-02000               5,774.30
Young, Conaway Stargatt & Taylor         4/22/2004        January expenses          YOU129-02000              12,981.20
          Ernst & Young                  5/17/2004        December expenses         ERN185-02000               1,850.40
          Ernst & Young                  5/17/2004        December expenses         ERN462-02000                 462.60
        Dewey Ballantine                 5/17/2004        February expenses         DEW284-02000             284,063.71
        Dewey Ballantine                 5/17/2004        February expenses         DEW661-02000              66,188.10
          Ernst & Young                  5/17/2004        February expenses         ERN171-02000              17,108.00
          Ernst & Young                  5/17/2004        February expenses         ERN427-02000               4,277.00
          Ernst & Young                  5/17/2004        February expenses         ERN578-02000               5,784.80
 Hennigan, Bennett & Dorman, LLP         5/17/2004        February expenses         HEN151-02000             151,418.04
 Hennigan, Bennett & Dorman, LLP         5/17/2004        February expenses         HEN363-02000              36,349.80
 Hennigan, Bennett & Dorman, LLP         5/17/2004        January expenses          HEN800-02000              80,057.18
 Hennigan, Bennett & Dorman, LLP         5/17/2004        January expenses          HEN196-02000              19,640.50
          Ernst & Young                  5/17/2004        January expenses          ERN429-02000               4,296.80
          Ernst & Young                  5/17/2004        January expenses          ERN107-02000               1,074.20
                                                                                                            -----------
                                                                                       91+                   868,468.43
                                                                                                            -----------

          Ernst & Young                  5/17/2004         March expenses           ERN231-02000              23,139.20
         Ashby & Geddes                  5/17/2004         March expenses           ASH277-02000              27,742.13
         Ashby & Geddes                  4/15/2004        February expenses         ASH647-02000               6,474.20
                                                                                                            -----------
                                                                                     61-90 days               57,355.53
                                                                                                            -----------

                                                                                                            -----------
                                                                               Total Professional Fees      $925,823.96
                                                                                                            -----------

  United States Trustee Program          5/17/2004         April expenses           UNI750-02000                 750.00
                                                                                                            -----------
                                                                                     31-60 days                  750.00
                                                                                                            -----------

                                                                                                            -----------
                                                                                Total Accounts Payable      $    750.00
                                                                                                            -----------

                                                                                     Grand Total            $926,573.96

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

  Trenwick America Corporation                          Case No. 03-12635 (MFW)
--------------------------------                                 ---------------
          Debtor                               Reporting Period: May 2004
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

========================================================================================    =================
Accounts Receivable Reconciliation                                                                 Amount
========================================================================================    =================
Total Accounts Receivable at the beginning of the reporting period                             51,117,324.66
----------------------------------------------------------------------------------------    -----------------
+ Amounts billed during the peiod                                                               2,562,105.31
----------------------------------------------------------------------------------------    -----------------
- Amounts collected during the peiod                                                           (1,841,778.77)
----------------------------------------------------------------------------------------    -----------------
Total Accounts Receivable at the end of the reporting period                                   51,837,651.20
----------------------------------------------------------------------------------------    -----------------

========================================================================================    =================
Accounts Receivable Aging                                                                          Amount
========================================================================================    =================
0 - 30 days old                                                                                 2,562,105.31
----------------------------------------------------------------------------------------    -----------------
31 - 60 days old                                                                                          --
----------------------------------------------------------------------------------------    -----------------
61 - 90 days old                                                                                          --
----------------------------------------------------------------------------------------    -----------------
91 + days old                                                                                  60,928,874.89
----------------------------------------------------------------------------------------    -----------------
Total Accounts Receivable                                                                      63,490,980.20
----------------------------------------------------------------------------------------    -----------------
Amount considered uncollectible (Bad Debt)                                                    (11,653,329.00)
----------------------------------------------------------------------------------------    -----------------
Accounts Receivable (Net)                                                                      51,837,651.20
----------------------------------------------------------------------------------------    -----------------

                              DEBTOR QUESTIONNAIRE

========================================================================================    ==================
Must be completed each month                                                                    Yes      No
========================================================================================    ==================
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                              X
----------------------------------------------------------------------------------------    -----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                          X
----------------------------------------------------------------------------------------    -----------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                            X
----------------------------------------------------------------------------------------    -----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                         X
----------------------------------------------------------------------------------------    -----------------

                                                                      FORM MOR-5
                                                                          (9/99)